UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 18, 2003
(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number,
including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 4.6
Exhibit 10.1
Exhibit 99.1

Item 5. Other Events.

     On November 18, 2003, Critical Path, Inc. (the “Company”) issued a press release announcing that it had signed a definitive agreement for the purchase of notes convertible into shares of the Company’s Series E Preferred Stock and to exchange a portion of the Company’s outstanding 5 3/4% convertible subordinated notes for shares of the Series E Preferred Stock. The Company also announced that it intended to make a rights offering of the Series E Preferred Stock to shareholders of record as of November 18, 2003. The press release is filed herewith as Exhibit 99.1.

     In connection with the transactions described above, the Company signed a Convertible Note Purchase and Exchange Agreement, which is filed herewith as Exhibit 10.1, which provides for forms of related documents, filed herewith as Exhibits 4.1 through 4.6.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Convertible Subordinated Promissory Note of the Company

4.2	Form of Amended and Restated Registration Rights Agreement among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited and Vectis CP Holdings, LLC

4.3	Form of Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Preferred Stock of the Company

4.4	Form of Amended and Restated Stockholders Agreement among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited and Vectis CP Holdings, LLC

4.5	Form of Amended and Restated Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock of the Company

4.6	Form of Amendment to Common Stock Purchase Warrant of the Company

10.1	Convertible Note Purchase and Exchange Agreement dated November 18, 2003 among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited

99.1	Press Release dated November 18, 2003, relating to the purchase of notes convertible into shares of the Company’s Series E preferred stock and the exchange of a portion of the Company’s outstanding 5 3/4% convertible subordinated notes for shares of the Company’s Series E preferred stock

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2003

CRITICAL PATH, INC.

By: /s/ WILLIAM E. McGLASHAN, JR. William E. McGlashan, Jr. Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

4.1	Form of Convertible Subordinated Promissory Note of the Company

4.2	Form of Amended and Restated Registration Rights Agreement among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited and Vectis CP Holdings, LLC

4.3	Form of Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Preferred Stock of the Company

4.4	Form of Amended and Restated Stockholders Agreement among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited and Vectis CP Holdings, LLC

4.5	Form of Amended and Restated Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock of the Company

4.6	Form of Amendment to Common Stock Purchase Warrant of the Company

10.1	Convertible Note Purchase and Exchange Agreement dated November 18, 2003 among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited

99.1	Press Release dated November 18, 2003, relating to the purchase of notes convertible into shares of the Company’s Series E preferred stock and the exchange of a portion of the Company’s outstanding 5 3/4% convertible subordinated notes for shares of the Company’s Series E preferred stock